Exhibit 99.2

Investor Contact	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Helen M. Wilson
Phone: (441) 299-9283
Fax: (441) 292-8675
email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

Page
I. Financial Highlights
- Consolidated Financial Highlights	1

II. Consolidated Results
- Consolidated Results—Consecutive Quarters	2
- Summary Consolidated Balance Sheets	3
- Consolidated Premiums and Operating Income by Line of Business	4-5

III. Segment Results
- Insurance—North American—For Reference Only	6
- Insurance—North American P&C	7
- Insurance—North American Agriculture	8
- Insurance—Overseas General	9
- Global Reinsurance	10
- Life	11

IV. Balance Sheet Details
- Loss Reserve Rollforward	12
- Reinsurance Recoverable Analysis	13
- Investment Portfolio	14-19
- Net Realized and Unrealized Gains (Losses)	20
- Capital Structure	21
- Computation of Basic and Diluted Earnings Per Share	22

V. Other Disclosures
- Non-GAAP Financial Measures	23-24
- Book Value and Book Value per Common Share	25
- Glossary	26

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended June 30		% Change 2Q-13 vs.	Constant $ 2012 (1)	Constant $ % Change 2Q-13 vs. 2Q-12 (1)	Six months ended June 30		% Change YTD-13 vs.	Constant $	Constant $ % Change YTD-13 vs.
	2013	2012	2Q-12			2013	2012	YTD-12	2012 (1)	YTD-12 (1)
Gross premiums written	$6,030	$5,653	6.7%	$5,589	7.9%	$10,993	$10,440	5.3%	$10,379	5.9%
Net premiums written	$4,391	$4,130	6.3%	$4,082	7.6%	$8,189	$7,702	6.3%	$7,655	7.0%
Net premiums earned	$4,067	$3,783	7.5%	$3,745	8.6%	$7,640	$7,164	6.6%	$7,119	7.3%
Net investment income	$534	$537	-0.6%			$1,065	$1,081	-1.5%
Net income	$891	$328	171.2%			$1,844	$1,301	41.7%
Operating income	$790	$743	6.3%			$1,536	$1,444	6.4%
Comprehensive income (loss)	$(499)	$457	NM			$217	$1,728	-87.4%
Operating cash flow	$895	$811				$1,808	$1,383
P&C combined ratio
Loss and loss expense ratio	58.7%	59.5%				58.0%	58.3%
Underwriting and administrative expense ratio	29.2%	29.2%				30.1%	30.6%

Combined ratio	87.9%	88.7%				88.1%	88.9%
Operating return on equity (ROE)	12.3%	12.6%				12.1%	12.5%
ROE	12.9%	5.1%				13.5%	10.4%
Operating effective tax rate	11.2%	14.6%				11.0%	13.8%
Effective tax rate	11.5%	31.0%				11.4%	16.6%
Diluted earnings per share
Operating income	$2.29	$2.17	5.5%			$4.46	$4.22	5.7%
Net income	$2.59	$0.96	169.8%			$5.36	$3.80	41.1%

								% Change 2Q-13 vs. 2Q-12	December 31 2012	% Change 2Q-13 vs. 4Q-12
Book value per common share						$80.26	$75.98	5.6%	$80.90	-0.8%
Tangible book value per common share						$64.40	$61.75	4.3%	$66.28	-2.8%
Tangible book value per common share excluding 2013 acquisitions (2)						$65.93	$61.75	6.8%	$66.28	-0.5%
Weighted average basic common shares outstanding	341.0	339.8				340.9	339.2
Weighted average diluted common shares outstanding	344.1	342.7				344.0	342.2
Debt plus trust preferred securities/ tangible capital						21.6%	19.5%		18.4%

(1)	Prior periods on a constant dollar basis.
(2)	For 2013, tangible book value per common share excludes the impact from goodwill and intangibles relating to the acquisitions of ABA Seguros and Fianzas Monterrey of $348 million and $175 million, respectively.

Financial Highlights	Page 1

ACE Limited Consolidated Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

ACE Limited Consolidated

						YTD	YTD	Full Year
	2Q-13	1Q-13	4Q-12	3Q-12	2Q-12	2013	2012	2012
Consolidated Results (Including Corporate and Other) Excluding Life Segment (1)
Gross premiums written	$5,518	$4,435	$4,602	$5,496	$5,140	$9,953	$9,415	$19,513
Net premiums written	3,904	3,296	3,140	4,228	3,644	7,200	6,728	14,096
Net premiums earned	3,587	3,096	3,359	4,185	3,309	6,683	6,217	13,761
Losses and loss expenses	2,105	1,769	2,535	2,883	1,968	3,874	3,624	9,042
Policy acquisition costs	570	534	546	529	531	1,104	1,037	2,112
Administrative expenses	478	429	462	438	436	907	868	1,768

Underwriting income (loss)	434	364	(184)	335	374	798	688	839
Net investment income	471	468	502	470	475	939	958	1,930
Net realized gains (losses)	68	79	83	11	27	147	56	150
Interest expense	69	56	60	60	59	125	118	238
Other income (expense)
Net realized gains (losses) in other income (expense)	8	28	30	23	(1)	36	22	75
Other	(31)	(22)	(10)	(20)	(14)	(53)	(43)	(73)
Income tax expense (benefit)	105	109	(149)	133	129	214	228	212

Net income	776	752	510	626	673	1,528	1,335	2,471
Net realized gains (losses)	68	79	83	11	27	147	56	150
Net realized gains (losses) in other income (expense) (2)	8	28	30	23	(1)	36	22	75
Tax expense on net realized gains (losses)	14	31	21	9	17	45	24	54

Operating income	714	676	418	601	664	1,390	1,281	2,300
Life segment operating income	76	70	74	87	79	146	163	324

Consolidated operating income	$790	$746	$492	$688	$743	$1,536	$1,444	$2,624

% Change versus prior year period (1)
Net premiums written as reported	7.1%	6.9%	0.3%	9.6%	5.3%	7.0%	4.0%	4.7%
Net premiums earned as reported	8.4%	6.4%	-0.1%	4.4%	1.1%	7.5%	1.0%	1.7%
Net premiums written constant $	8.6%					7.8%
Net premiums earned constant $	9.7%					8.3%
Other ratios
Net premiums written/gross premiums written (1)	71%	74%	68%	77%	71%	72%	71%	72%
Operating effective tax rate	11.2%	10.8%	-46.8%	16.7%	14.6%	11.0%	13.8%	7.5%
P&C combined ratio (1)
Loss and loss expense ratio	58.7%	57.1%	75.5%	68.9%	59.5%	58.0%	58.3%	65.7%
Policy acquisition cost ratio	15.9%	17.2%	16.2%	12.7%	16.1%	16.5%	16.7%	15.3%
Administrative expense ratio	13.3%	13.9%	13.8%	10.4%	13.1%	13.6%	13.9%	12.9%

Combined ratio	87.9%	88.2%	105.5%	92.0%	88.7%	88.1%	88.9%	93.9%

Combined ratio excluding catastrophe losses and PPD	89.2%	89.4%	91.4%	96.5%	90.4%	89.3%	91.0%	92.8%
P&C expense ratio	29.2%	31.1%	30.0%	23.1%	29.2%	30.1%	30.6%	28.2%
P&C expense ratio excluding A&H	25.7%	27.4%	26.2%	19.3%	25.3%	26.5%	26.8%	24.3%
Large losses and other items (before tax) (1)
Reinstatement premiums (expensed) collected	$—	$—	$(7)	$2	$—	$—	$—	$(5)
Catastrophe losses	$81	$32	$504	$55	$55	$113	$74	$633
Favorable prior period development (PPD) (3)	$(128)	$(70)	$(37)	$(236)	$(113)	$(198)	$(206)	$(479)
Loss and loss expense ratio excluding catastrophe losses and PPD	60.0%	58.3%	61.4%	73.4%	61.2%	59.3%	60.4%	64.6%

(1)	Presented excluding the Life segment. This is a non-GAAP financial measure.
(2)	Net realized investment gains and losses related to unconsolidated entities.
(3)	For Q2 2013 and YTD 2013, prior period favorable development is net of $2 million and $4 million, respectively, of profit-sharing commissions that are included in the expense ratio.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data) (Unaudited)

	June 30 2013	March 31 2013	December 31 2012
Assets
Fixed maturities available for sale, at fair value	$47,016	$47,947	$47,306
Fixed maturities held to maturity, at amortized cost	6,576	6,867	7,270
Equity securities, at fair value	837	832	744
Short-term investments, at fair value	2,425	2,893	2,228
Other investments	2,836	2,820	2,716

Total investments	59,690	61,359	60,264
Cash	679	855	615
Securities lending collateral	1,662	1,786	1,791
Insurance and reinsurance balances receivable	5,022	4,154	4,147
Reinsurance recoverable on losses and loss expenses	11,442	11,530	12,078
Deferred policy acquisition costs	2,077	1,966	1,873
Value of business acquired	560	583	614
Prepaid reinsurance premiums	1,819	1,653	1,617
Goodwill and other intangible assets	5,395	4,909	4,975
Deferred tax assets	753	505	453
Investments in partially-owned insurance companies	452	449	454
Other assets	4,137	3,712	3,664

Total assets	$93,688	$93,461	$92,545

Liabilities
Unpaid losses and loss expenses	$37,343	$37,082	$37,946
Unearned premiums	7,851	7,019	6,864
Future policy benefits	4,502	4,465	4,470
Insurance and reinsurance balances payable	3,624	3,402	3,472
Securities lending payable	1,665	1,789	1,795
Accounts payable, accrued expenses, and other liabilities	5,391	5,744	5,397
Short-term debt	1,901	1,402	1,401
Long-term debt	3,807	4,307	3,360
Trust preferred securities	309	309	309

Total liabilities	66,393	65,519	65,014
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	26,035	25,292	24,644
Accumulated other comprehensive income (AOCI)	1,260	2,650	2,887

Total shareholders’ equity	27,295	27,942	27,531

Total liabilities and shareholders’ equity	$93,688	$93,461	$92,545

Book value per common share	$80.26	$82.17	$80.90
% change over prior quarter	-2.3%	1.6%	1.9%
Tangible book value per common share	$64.40	$67.74	$66.28
% change over prior quarter	-4.9%	2.2%	2.5%

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Operating Income by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-13	% of Total Consolidated	2Q-12	% of Total Consolidated	% Change 2Q-13 vs. 2Q-12	YTD 2013	% of Total Consolidated	YTD 2012	% of Total Consolidated	% Change YTD-13 vs. YTD-12
Net premiums written
Property and all other	$1,366	31%	$1,227	30%	11.3%	$2,588	32%	$2,339	30%	10.6%
Agriculture	453	11%	492	12%	-8.0%	566	7%	611	8%	-7.4%
Casualty	1,412	32%	1,286	31%	9.8%	2,720	33%	2,500	33%	8.8%

Subtotal	3,231	74%	3,005	73%	7.5%	5,874	72%	5,450	71%	7.8%
Personal accident (A&H) (1)	925	21%	883	21%	4.6%	1,839	22%	1,765	23%	4.2%
Life	235	5%	242	6%	-2.6%	476	6%	487	6%	-2.1%

Total consolidated	$4,391	100%	$4,130	100%	6.3%	$8,189	100%	$7,702	100%	6.3%

Net premiums earned
Property and all other	$1,158	28%	$1,013	27%	14.3%	$2,225	29%	$1,983	28%	12.2%
Agriculture	351	9%	384	10%	-8.8%	403	5%	443	6%	-9.1%
Casualty	1,454	36%	1,289	34%	12.8%	2,807	37%	2,559	36%	9.7%

Subtotal	2,963	73%	2,686	71%	10.3%	5,435	71%	4,985	70%	9.0%
Personal accident (A&H) (1)	880	22%	871	23%	1.0%	1,754	23%	1,723	24%	1.8%
Life	224	5%	226	6%	-1.3%	451	6%	456	6%	-1.2%

Total consolidated	$4,067	100%	$3,783	100%	7.5%	$7,640	100%	$7,164	100%	6.6%

Operating income
Property, casualty, and all other	$607	77%	$557	75%	9.0%	$1,188	77%	$1,074	74%	10.6%
Agriculture	26	3%	30	4%	-14.5%	33	2%	55	4%	-40.6%
Personal accident (A&H) (1)	123	16%	119	16%	3.1%	247	17%	237	17%	4.2%
Life	34	4%	37	5%	-7.5%	68	4%	78	5%	-13.4%

Total consolidated	$790	100%	$743	100%	6.3%	$1,536	100%	$1,444	100%	6.4%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance-Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.

Line of Business	Page 4

ACE Limited Consolidated Premiums and Operating Income by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar

	2Q-13	Constant $ 2Q-12 (2)	Constant $ % Change 2Q-13 vs. 2Q-12	YTD 2013	Constant $ YTD 2012 (2)	Constant $ % Change YTD-13 vs. YTD-12 (2)
Net premiums written
Property, casualty, agriculture, and all other	$3,231	$2,969	8.8%	$5,874	$5,410	8.6%
Personal accident (A&H) (1)	925	870	6.2%	1,839	1,757	4.6%
Life	235	243	-2.8%	476	488	-2.3%

Total consolidated	$4,391	$4,082	7.6%	$8,189	$7,655	7.0%

Net premiums earned
Property, casualty, agriculture, and all other	$2,963	$2,656	11.6%	$5,435	$4,944	9.9%
Personal accident (A&H) (1)	880	862	2.2%	1,754	1,717	2.2%
Life	224	227	-1.7%	451	458	-1.5%

Total consolidated	$4,067	$3,745	8.6%	$7,640	$7,119	7.3%

Operating income
Property, casualty, agriculture, and all other	$633	$583	8.6%	$1,221	$1,125	8.5%
Personal accident (A&H) (1)	123	118	4.3%	247	237	4.4%
Life	34	36	-7.4%	68	78	-13.5%

Total consolidated	$790	$737	7.1%	$1,536	$1,440	6.6%

(1)	For purposes of this schedule only, A&H results from our Combined North American and International businesses, normally included in the Life and Insurance-Overseas General segments, respectively, are included in the Personal Accident (A&H) line items above.
(2)	Prior periods on a constant dollar basis.

Line of Business 2	Page 5

ACE Limited Insurance—North American (in millions of U.S. dollars, except ratios) (Unaudited)

Effective Q1 2013, the company’s Insurance—North American business is presented in two distinct reporting segments: Insurance—North American P&C (refer to page 7) and Insurance—North American Agriculture (refer to page 8). The below table shows the previous Insurance—North American business presentation and should be used for reference purposes only.

Insurance—North American

						YTD	YTD	Full Year
	2Q-13	1Q-13	4Q-12	3Q-12	2Q-12	2013	2012	2012
Gross premiums written	$3,076	$2,068	$2,528	$3,345	$2,856	$5,144	$4,868	$10,741
Net premiums written	1,982	1,397	1,518	2,537	1,860	3,379	3,153	7,208
Net premiums earned	1,779	1,390	1,608	2,472	1,652	3,169	2,939	7,019
Losses and loss expenses	1,243	910	1,504	2,110	1,163	2,153	2,012	5,626
Policy acquisition costs	162	147	142	160	157	309	284	586
Administrative expenses	162	130	153	148	153	292	300	601

Underwriting income (loss)	212	203	(191)	54	179	415	343	206
Net investment income	257	257	283	263	271	514	545	1,091
Net realized gains (losses)	29	26	26	(1)	18	55	17	42
Interest expense	3	(2)	3	3	3	1	6	12
Other income (expense)
Net realized gains (losses) in other income (expense)	14	14	21	17	5	28	20	58
Other	(12)	(7)	(8)	(12)	(15)	(19)	(29)	(49)
Income tax expense (benefit)	99	96	(79)	81	107	195	198	200

Net income	398	399	207	237	348	797	692	1,136
Net realized gains (losses)	29	26	26	(1)	18	55	17	42
Net realized gains (losses) in other income (expense)	14	14	21	17	5	28	20	58
Tax expense on net realized gains (losses)	12	9	10	2	10	21	14	26

Operating income	$367	$368	$170	$223	$335	$735	$669	$1,062

Combined ratio
Loss and loss expense ratio	69.9%	65.5%	93.6%	85.3%	70.4%	67.9%	68.5%	80.2%
Policy acquisition cost ratio	9.1%	10.5%	8.8%	6.5%	9.5%	9.7%	9.7%	8.3%
Administrative expense ratio	9.1%	9.4%	9.5%	6.0%	9.3%	9.3%	10.1%	8.6%

Combined ratio	88.1%	85.4%	111.9%	97.8%	89.2%	86.9%	88.3%	97.1%

Combined ratio excluding catastrophe losses & PPD	87.7%	87.6%	90.0%	99.5%	89.8%	87.7%	90.2%	93.4%
Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$(1)	$—	$(8)	$—	$—	$(1)	$—	$(8)
Catastrophe losses	$53	$11	$338	$38	$49	$64	$65	$441
Unfavorable (favorable) prior period development (PPD)	$(47)	$(43)	$7	$(80)	$(59)	$(90)	$(119)	$(192)
Loss and loss expense ratio excluding catastrophe losses and PPD	69.7%	67.6%	71.8%	87.2%	71.1%	68.9%	70.3%	76.6%
% Change versus prior year period
Net premiums written	6.6%	8.0%	-6.5%	14.9%	7.2%	7.1%	4.4%	5.2%
Net premiums earned	7.7%	7.9%	-3.2%	7.5%	3.0%	7.8%	-0.4%	1.6%
Other ratios
Net premiums written/gross premiums written	64%	68%	60%	76%	65%	66%	65%	67%

Insurance—North American	Page 6

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—North American P&C (1)

						YTD	YTD	Full Year
	2Q-13	1Q-13	4Q-12	3Q-12	2Q-12	2013	2012	2012
Gross premiums written	$2,327	$1,819	$2,236	$1,921	$2,134	$4,146	$3,963	$8,120
Net premiums written	1,529	1,284	1,434	1,373	1,368	2,813	2,542	5,349
Net premiums earned	1,428	1,338	1,345	1,306	1,268	2,766	2,496	5,147
Losses and loss expenses	950	878	1,241	819	844	1,828	1,655	3,715
Policy acquisition costs	142	143	139	147	135	285	272	558
Administrative expenses	159	125	157	148	153	284	303	608

Underwriting income (loss)	177	192	(192)	192	136	369	266	266
Net investment income	250	251	277	257	265	501	532	1,066
Net realized gains (losses)	28	26	26	(2)	18	54	17	41
Interest expense	3	(2)	3	3	3	1	6	12
Other income (expense)
Net realized gains (losses) in other income (expense)	14	14	21	17	5	28	20	58
Other	(4)	1	—	(4)	(7)	(3)	(13)	(17)
Income tax expense (benefit)	91	94	(79)	129	96	185	179	229

Net income	371	392	208	328	318	763	637	1,173
Net realized gains (losses)	28	26	26	(2)	18	54	17	41
Net realized gains (losses) in other income (expense)	14	14	21	17	5	28	20	58
Tax expense on net realized gains (losses)	12	9	10	2	10	21	14	26

Operating income	$341	$361	$171	$315	$305	$702	$614	$1,100

Combined ratio
Loss and loss expense ratio	66.6%	65.6%	92.2%	62.7%	66.6%	66.1%	66.3%	72.2%
Policy acquisition cost ratio	9.9%	10.7%	10.3%	11.3%	10.6%	10.3%	10.9%	10.8%
Administrative expense ratio	11.1%	9.4%	11.8%	11.3%	12.1%	10.3%	12.1%	11.8%

Combined ratio	87.6%	85.7%	114.3%	85.3%	89.3%	86.7%	89.3%	94.8%

Combined ratio excluding catastrophe losses and PPD	87.3%	87.7%	88.4%	88.8%	90.3%	87.6%	91.3%	89.9%
Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$(1)	$—	$(8)	$—	$—	$(1)	$—	$(8)
Catastrophe losses	$50	$11	$335	$38	$45	$61	$59	$430
Unfavorable (favorable) prior period development (PPD) (2)	$(47)	$(40)	$8	$(80)	$(57)	$(87)	$(108)	$(180)
Loss and loss expense ratio excluding catastrophe losses and PPD	66.5%	67.6%	66.4%	66.7%	67.6%	67.1%	68.3%	67.4%
% Change versus prior year period
Net premiums written	11.8%	9.3%	6.0%	20.3%	10.3%	10.7%	5.6%	9.2%
Net premiums earned	12.7%	8.9%	9.0%	7.1%	1.6%	10.8%	-0.8%	3.6%
Other ratios
Net premiums written/gross premiums written	66%	71%	64%	71%	64%	68%	64%	66%

(1)	Effective Q1 2013, the company’s Insurance—North American business is presented in two distinct reporting segments: Insurance—North American P&C and Insurance—North American Agriculture. Prior year amounts have been adjusted to conform to the new segment presentation.
(2)	For Q2 2013 and YTD 2013, prior period favorable development is net of $2 million and $4 million, respectively, of profit-sharing commissions that are included in the expense ratio.

Insurance—North American P&C	Page 7

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—North American Agriculture (1)

						YTD	YTD	Full Year
	2Q-13	1Q-13	4Q-12	3Q-12	2Q-12	2013	2012	2012
Gross premiums written	$749	$249	$292	$1,424	$722	$998	$905	$2,621
Net premiums written	453	113	84	1,164	492	566	611	1,859
Net premiums earned	351	52	263	1,166	384	403	443	1,872
Losses and loss expenses	293	32	263	1,291	319	325	357	1,911
Policy acquisition costs	20	4	3	13	22	24	12	28
Administrative expenses	3	5	(4)	—	—	8	(3)	(7)

Underwriting income (loss)	35	11	1	(138)	43	46	77	(60)
Net investment income	7	6	6	6	6	13	13	25
Net realized gains (losses)	1	—	—	1	—	1	—	1
Interest expense	—	—	—	—	—	—	—	—
Other income (expense)
Net realized gains (losses) in other income (expense)	—	—	—	—	—	—	—	—
Other	(8)	(8)	(8)	(8)	(8)	(16)	(16)	(32)
Income tax expense (benefit)	8	2	—	(48)	11	10	19	(29)

Net income (loss)	27	7	(1)	(91)	30	34	55	(37)
Net realized gains (losses)	1	—	—	1	—	1	—	1
Net realized gains (losses) in other income (expense)	—	—	—	—	—	—	—	—
Tax expense on net realized gains (losses)	—	—	—	—	—	—	—	—

Operating income	$26	$7	$(1)	$(92)	$30	$33	$55	$(38)

Combined ratio
Loss and loss expense ratio	83.4%	61.9%	100.3%	110.7%	83.0%	80.6%	80.5%	102.1%
Policy acquisition cost ratio	5.6%	7.5%	1.2%	1.1%	5.9%	5.8%	2.8%	1.5%
Administrative expense ratio	0.9%	9.9%	-2.0%	0.0%	-0.2%	2.2%	-0.6%	-0.4%

Combined ratio	89.9%	79.3%	99.5%	111.8%	88.7%	88.6%	82.7%	103.2%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	$3	$—	$4	$1	$4	$3	$6	$11
Favorable prior period development (PPD)	$—	$(3)	$(1)	$—	$(2)	$(3)	$(11)	$(12)
Loss and loss expense ratio excluding catastrophe losses and PPD	82.6%	67.9%	99.3%	110.6%	82.4%	80.7%	81.6%	102.2%
% Change versus prior year period
Net premiums written	-8.0%	-5.1%	-69.0%	9.2%	-0.5%	-7.4%	-0.2%	-4.7%
Net premiums earned	-8.8%	-11.1%	-38.6%	7.9%	7.8%	-9.1%	2.1%	-3.6%
Other ratios
Net premiums written/gross premiums written	60%	45%	29%	82%	68%	57%	68%	71%

(1)	Effective Q1 2013, the company’s Insurance—North American business is presented in two distinct reporting segments: Insurance—North American P&C and Insurance—North American Agriculture. Prior year amounts have been adjusted to conform to the new segment presentation.

Insurance—North American Agriculture	Page 8

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—Overseas General

						YTD	YTD	Full Year
	2Q-13	1Q-13	4Q-12	3Q-12	2Q-12	2013	2012	2012
Gross premiums written	$2,097	$2,073	$1,925	$1,841	$1,952	$4,170	$3,936	$7,702
Net premiums written	1,630	1,620	1,476	1,384	1,475	3,250	3,003	5,863
Net premiums earned	1,563	1,459	1,497	1,432	1,420	3,022	2,811	5,740
Losses and loss expenses	768	747	832	622	703	1,515	1,408	2,862
Policy acquisition costs	360	339	357	329	332	699	667	1,353
Administrative expenses	251	236	239	234	233	487	462	935

Underwriting income	184	137	69	247	152	321	274	590
Net investment income	136	132	135	127	128	268	259	521
Net realized gains (losses)	8	34	44	13	26	42	46	103
Interest expense	2	1	1	2	1	3	2	5
Other income (expense)
Net realized gains (losses) in other income (expense)	(3)	6	1	2	(3)	3	—	3
Other	(14)	(5)	(1)	1	(3)	(19)	(6)	(6)
Income tax expense (benefit)	50	46	(33)	77	51	96	89	133

Net income	259	257	280	311	248	516	482	1,073
Net realized gains (losses)	8	34	44	13	26	42	46	103
Net realized gains (losses) in other income (expense)	(3)	6	1	2	(3)	3	—	3
Tax expense on net realized gains (losses)	2	22	11	6	7	24	10	27

Operating income	$256	$239	$246	$302	$232	$495	$446	$994

Combined ratio
Loss and loss expense ratio	49.1%	51.2%	55.5%	43.4%	49.6%	50.1%	50.1%	49.8%
Policy acquisition cost ratio	23.0%	23.2%	23.8%	23.1%	23.4%	23.1%	23.7%	23.6%
Administrative expense ratio	16.1%	16.2%	16.1%	16.2%	16.3%	16.2%	16.5%	16.3%

Combined ratio	88.2%	90.6%	95.4%	82.7%	89.3%	89.4%	90.3%	89.7%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$(8)	$—	$—	$—	$—	$(8)
Catastrophe losses	$17	$21	$65	$4	$5	$38	$7	$76
Favorable prior period development (PPD)	$(52)	$(22)	$(30)	$(135)	$(39)	$(74)	$(61)	$(226)
Loss and loss expense ratio excluding catastrophe losses and PPD	51.3%	51.3%	52.9%	52.6%	51.9%	51.3%	52.0%	52.4%
% Change versus prior year period
Net premiums written as reported	10.5%	6.0%	7.1%	-1.0%	2.2%	8.2%	5.2%	4.2%
Net premiums earned as reported	10.1%	4.9%	3.2%	-2.6%	0.3%	7.5%	4.4%	2.2%
Net premiums written constant $	13.7%					9.9%
Net premiums earned constant $	13.0%					9.3%
Other ratios
Net premiums written/gross premiums written	78%	78%	77%	75%	76%	78%	76%	76%

Insurance—Overseas General	Page 9

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global Reinsurance

						YTD	YTD	Full Year
	2Q-13	1Q-13	4Q-12	3Q-12	2Q-12	2013	2012	2012
Gross premiums written	$345	$294	$149	$310	$332	$639	$611	$1,070
Net premiums written	292	279	146	307	309	571	572	1,025
Net premiums earned	245	247	254	281	237	492	467	1,002
Losses and loss expenses	93	106	198	151	102	199	204	553
Policy acquisition costs	48	48	47	40	42	96	85	172
Administrative expenses	12	12	13	13	13	24	25	51

Underwriting income (loss)	92	81	(4)	77	80	173	153	226
Net investment income	71	72	77	72	70	143	141	290
Net realized gains (losses)	31	20	12	(2)	(17)	51	(4)	6
Interest expense	1	1	1	1	1	2	2	4
Other income (expense)
Net realized gains (losses) in other income (expense)	(3)	8	8	4	(3)	5	2	14
Other	1	—	—	1	—	1	—	1
Income tax expense (benefit)	7	8	(2)	11	—	15	6	15

Net income	184	172	94	140	129	356	284	518
Net realized gains (losses)	31	20	12	(2)	(17)	51	(4)	6
Net realized gains (losses) in other income (expense)	(3)	8	8	4	(3)	5	2	14
Tax expense (benefit) on net realized gains (losses)	—	—	—	1	—	—	—	1

Operating income	$156	$144	$74	$139	$149	$300	$286	$499

Combined ratio
Loss and loss expense ratio	37.7%	43.0%	78.2%	53.9%	42.5%	40.3%	43.5%	55.2%
Policy acquisition cost ratio	19.9%	19.3%	18.3%	14.1%	17.8%	19.6%	18.3%	17.1%
Administrative expense ratio	4.6%	5.0%	5.2%	4.7%	5.8%	4.9%	5.3%	5.2%

Combined ratio	62.2%	67.3%	101.7%	72.7%	66.1%	64.8%	67.1%	77.5%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$1	$—	$9	$2	$—	$1	$—	$11
Catastrophe losses	$11	$—	$101	$13	$1	$11	$2	$116
Favorable prior period development (PPD)	$(29)	$(5)	$(14)	$(21)	$(15)	$(34)	$(26)	$(61)
Loss and loss expense ratio excluding catastrophe losses and PPD	45.3%	44.8%	45.6%	57.7%	48.3%	45.1%	48.5%	50.4%
% Change versus prior year period
Net premiums written as reported	-5.3%	6.1%	12.0%	22.2%	9.4%	-0.1%	-4.2%	4.7%
Net premiums earned as reported	3.6%	7.3%	2.3%	16.8%	-6.5%	5.4%	-9.0%	0.0%
Net premiums written constant $	-4.2%					0.0%
Net premiums earned constant $	4.3%					5.6%
Other ratios
Net premiums written/gross premiums written	85%	95%	99%	99%	93%	89%	93%	96%

Global Reinsurance	Page 10

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

						YTD	YTD	Full Year
	2Q-13	1Q-13	4Q-12	3Q-12	2Q-12	2013	2012	2012
Gross premiums written	$512	$528	$544	$511	$513	$1,040	$1,025	$2,080
Net premiums written	487	502	517	488	486	989	974	1,979
Net premiums earned	480	477	489	480	474	957	947	1,916
Losses and loss expenses	145	157	148	164	151	302	299	611
Policy benefits (1)	110	131	142	130	102	241	249	521
(Gains) losses from fair value changes in separate account assets (1)	11	(4)	(11)	(14)	14	7	(4)	(29)
Policy acquisition costs	95	80	90	80	88	175	164	334
Administrative expenses	86	85	91	81	78	171	156	328
Net investment income	63	63	65	63	62	126	123	251

Life underwriting income (2)	96	91	94	102	103	187	206	402
Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	33	78	138	(64)	(397)	111	(200)	(126)
Foreign exchange gains (losses) and all other	3	49	51	(7)	(24)	52	10	54
Interest expense	4	4	3	3	3	8	6	12
Other income (expense) (1)
Net realized gains (losses) in other income (expense)	4	5	(7)	(3)	2	9	(3)	(13)
Other	(7)	(5)	(4)	3	(7)	(12)	(11)	(12)
Income tax expense	10	13	14	14	19	23	30	58

Net income (loss)	115	201	255	14	(345)	316	(34)	235
Net realized gains (losses)	36	127	189	(71)	(421)	163	(190)	(72)
Net realized gains (losses) in other income (expense)	4	5	(7)	(3)	2	9	(3)	(13)
Tax expense (benefit) on net realized gains (losses)	1	1	1	(1)	5	2	4	4

Operating income	$76	$70	$74	$87	$79	$146	$163	$324

% Change versus prior year period
Net premiums written as reported	0.2%	3.0%	3.9%	0.0%	-1.2%	1.6%	4.8%	3.4%
Net premiums earned as reported	0.9%	1.1%	4.2%	0.0%	-1.9%	1.0%	4.2%	3.1%
Net premiums written constant $ (3)	0.4%					1.5%
Net premiums earned constant $	1.0%					0.9%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.

(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	Net premiums written and deposits breakdown:

			Constant $			Constant $
			% Change			% Change
		Constant $	2Q-13 vs.		Constant $	YTD-13 vs.
	2Q-13	2Q-12	2Q-12	YTD-13	YTD-12	YTD-12
Life excluding life reinsurance(4)	$637	$543	17.7%	$1,267	$1,077	17.7%
Life reinsurance including variable annuity	72	76	-6.0%	146	161	-9.4%

Total Life	$709	$619	14.8%	$1,413	$1,238	14.2%

(4)	Includes deposits collected on universal life and investment contracts of $222 million for Q2 2013 and $133 million for Q2 2012 on a constant-dollar basis. For the year, includes deposits of $424 million for 2013 and $263 million for 2012 on a constant-dollar basis. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life	Page 11

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars, except ratios) (Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2011	$37,477	$11,602	$25,875
Losses and loss expenses incurred	2,361	557	1,804
Losses and loss expenses paid	(2,876)	(931)	(1,945)	108%
Other (incl. foreign exch. revaluation)	285	90	195

Balance at March 31, 2012	$37,247	$11,318	$25,929
Losses and loss expenses incurred	2,851	732	2,119
Losses and loss expenses paid	(2,916)	(893)	(2,023)	95%
Other (incl. foreign exch. revaluation)	(332)	(171)	(161)

Balance at June 30, 2012	$36,850	$10,986	$25,864
Losses and loss expenses incurred	4,073	1,026	3,047
Losses and loss expenses paid	(3,078)	(1,013)	(2,065)	68%
Other (incl. foreign exch. revaluation)	355	163	192

Balance at September 30, 2012	$38,200	$11,162	$27,038
Losses and loss expenses incurred	4,642	1,959	2,683
Losses and loss expenses paid	(4,913)	(1,727)	(3,186)	119%
Other (incl. foreign exch. revaluation)	17	5	12

Balance at December 31, 2012	$37,946	$11,399	$26,547
Losses and loss expenses incurred	2,483	557	1,926
Losses and loss expenses paid	(2,987)	(932)	(2,055)	107%
Other (incl. foreign exch. revaluation)	(360)	(106)	(254)

Balance at March 31, 2013	$37,082	$10,918	$26,164
Losses and loss expenses incurred	3,007	757	2,250
Losses and loss expenses paid	(2,797)	(941)	(1,856)	83%
Other (incl. foreign exch. revaluation)	51	4	47

Balance at June 30, 2013	$37,343	$10,738	$26,605

Add net recoverable on paid losses	—	704	(704)

Balance including net recoverable on paid losses	$37,343	$11,442	$25,901

Loss Reserve Rollforward	Page 12

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	June 30 2013	March 31 2013	December 31 2012
Reinsurance recoverable on paid losses and loss expenses
Active operations	$450	$409	$464
Brandywine and Other Run-off	326	284	303

Total	$776	$693	$767

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,720	$9,786	$10,199
Brandywine and Other Run-off	1,374	1,484	1,551

Total	$11,094	$11,270	$11,750

Gross reinsurance recoverable
Active operations	$10,170	$10,195	$10,663
Brandywine and Other Run-off	1,700	1,768	1,854

Total	$11,870	$11,963	$12,517

Provision for uncollectible reinsurance (1)
Active operations	$(274)	$(274)	$(277)
Brandywine and Other Run-off	(154)	(159)	(162)

Total	$(428)	$(433)	$(439)

Net reinsurance recoverable
Active operations	$9,896	$9,921	$10,386
Brandywine and Other Run-off	1,546	1,609	1,692

Total	$11,442	$11,530	$12,078

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance recoverables, net of approximately $2.4 billion of collateral.

Reinsurance Recoverable	Page 13

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	June 30 2013		March 31 2013		December 31 2012
Market Value
Fixed maturities available for sale	$47,016		$47,947		$47,306
Fixed maturities held to maturity	6,762		7,213		7,633
Short-term investments	2,425		2,893		2,228

Total	$56,203		$58,053		$57,167

Asset Allocation by Market Value
Treasury	$2,578	5%	$2,750	5%	$2,794	5%
Agency	1,586	3%	2,090	4%	2,024	4%
Corporate and asset-backed	18,972	34%	19,123	33%	18,983	33%
Mortgage-backed	11,445	20%	12,064	21%	12,589	22%
Municipal (1)	4,451	8%	4,532	7%	3,872	7%
Non-U.S.	14,746	26%	14,601	25%	14,677	25%
Short-term investments	2,425	4%	2,893	5%	2,228	4%

Total	$56,203	100%	$58,053	100%	$57,167	100%

Note: Insured municipal bonds represent $717 million, or 16% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$9,408	17%	$9,948	17%	$9,285	16%
AA	20,557	36%	22,036	38%	22,014	39%
A	11,105	20%	11,150	19%	10,760	19%
BBB	6,765	12%	6,596	11%	6,591	12%
BB	3,940	7%	4,010	7%	4,146	7%
B	4,056	7%	3,956	7%	3,846	6%
Other	372	1%	357	1%	525	1%

Total	$56,203	100%	$58,053	100%	$57,167	100%

Cost/Amortized Cost
Fixed maturities available for sale	$45,988		$45,470		$44,666
Fixed maturities held to maturity	6,576		6,867		7,270
Short-term investments	2,425		2,893		2,228

Subtotal	54,989		55,230		54,164
Equity securities	843		781		707
Other investments	2,543		2,544		2,465

Total	$58,375		$58,555		$57,336

Avg. duration of fixed maturities	4.1 years		4.0 years		3.9 years
Avg. market yield of fixed maturities (2)	2.9%		2.3%		2.3%
Avg. credit quality (3)	A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (4)	3.7%		3.7%		3.8%

(1)	The rating of the municipal portfolio is AA with 5% of our holdings pre-funded with AA/Aaa Federal securities. The portfolio is highly diversified predominantly in State general obligation bonds and essential service revenue bonds, including education and utilities (water, power, and sewers).
(2)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.
(3)	We use a split rating due to S&P’s downgrade of U.S. Treasury and Agency securities.
(4)	Net investment income, excluding non-recurring items, divided by average cost of fixed maturities and other investments, and average market value of equity securities. Net investment income includes private equity distributions of $18 million and $24 million for Q2 2013 and Q1 2013, respectively.

Investments	Page 14

ACE Limited Investment Portfolio—2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at June 30, 2013
Agency residential mortgage-backed (RMBS)	$—	$9,671	$—	$—	$—	$9,671
Non-agency RMBS	68	11	30	23	198	330
Commercial mortgage-backed	1,414	13	10	7	—	1,444

Total mortgage-backed securities at market value	$1,482	$9,695	$40	$30	$198	$11,445

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Amortized Cost at June 30, 2013
Agency RMBS	$—	$9,570	$—	$—	$—	$9,570
Non-agency RMBS	67	10	29	23	210	339
Commercial mortgage-backed	1,399	11	9	6	—	1,425

Total mortgage-backed securities at amortized cost	$1,466	$9,591	$38	$29	$210	$11,334

Mortgage-backed securities total $11.4 billion, are rated predominantly AA and comprise 20% of the fixed income portfolio. This compares to a 31% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage-backed securities is AA for agency mortgages and AAA for non-agency mortgages.

Securities issued by Federal agencies with implied or explicit government guarantees total $9.7 billion and represent 97% of the residential mortgage-backed portfolio.

Commercial mortgage-backed securities of $1.4 billion are rated predominantly AAA, broadly diversified with over 13,000 loans and seasoned with 29% of the portfolio issued before 2006 and 52% of the portfolio issued after 2009. The average loan-to-value ratio is approximately 64% with a debt service coverage ratio in excess of 1.9 and weighted average subordinated collateral of 31%. The cumulative foreclosure rate would have to rise to 44% before principal is impaired. The foreclosure rate of ACE’s commercial mortgage-backed securities portfolio at June 30, 2013 was 1.9%.

Investments 2	Page 15

ACE Limited Investment Portfolio—3 (in millions of U.S. dollars) (Unaudited)

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at June 30, 2013

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$552	$60	$1	$—	$613
Banks	—	—	2,281	335	2,616
Basic Materials	—	—	99	325	424
Communications	—	—	764	558	1,322
Consumer, Cyclical	—	92	262	249	603
Consumer, Non-Cyclical	56	490	891	692	2,129
Diversified Financial Services	—	46	200	113	359
Energy	34	37	202	663	936
Industrial	—	329	317	256	902
Utilities	—	12	560	468	1,040
All Others	47	163	479	527	1,216

Total	$689	$1,229	$6,056	$4,186	$12,160

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s U.S. investment grade bond portfolio is high at A.

ACE prohibits investments in complex structured securities (e.g., CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Market Value at June 30, 2013

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$—	$4	$18	$22
Banks	1	5	—	6
Basic Materials	165	164	6	335
Communications	467	518	27	1,012
Consumer, Cyclical	519	617	34	1,170
Consumer, Non-Cyclical	502	927	31	1,460
Diversified Financial Services	70	107	—	177
Energy	647	336	15	998
Industrial	364	402	31	797
Utilities	274	42	—	316
All Others	190	327	2	519

Total	$3,199	$3,449	$164	$6,812

U.S. Below Investment Grade Corporate Fixed Income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Six external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation. The portfolio comprises over 830 issuers with our largest current issuer exposure at $97 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g., credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 3	Page 16

ACE Limited Investment Portfolio—4 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

June 30, 2013

	Market Value by S&P Credit Rating						Amortized Cost
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,067	$—	$—	$—	$—	$1,067	$1,067
Canada	843	—	—	—	—	843	835
Republic of Korea	—	530	58	—	—	588	558
United Mexican States	—	—	395	65	3	463	462
France	—	391	—	—	—	391	388
Germany	385	—	—	—	—	385	383
Japan	—	309	—	—	—	309	309
Kingdom of Thailand	—	—	181	51	—	232	233
Federative Republic of Brazil	—	—	4	216	—	220	222
Province of Ontario	—	215	—	—	—	215	210
Province of Quebec	—	—	179	—	—	179	176
Commonwealth of Australia	177	1	—	—	—	178	172
State of Queensland	51	88	—	—	—	139	133
Federation of Malaysia	—	—	125	—	—	125	125
Swiss Confederation	118	—	—	—	—	118	115
People’s Republic of China	65	48	1	—	—	114	112
Taiwan	—	83	2	—	—	85	84
Socialist Republic of Vietnam	—	—	—	—	83	83	78
State of New South Wales	72	—	—	—	—	72	68
Russian Federation	—	—	—	59	—	59	60
State of Victoria	50	—	—	—	—	50	48
Republic of Indonesia	—	—	—	—	48	48	50
Republic of Colombia	—	—	—	47	—	47	48
Arab Republic of Egypt	—	22	—	—	19	41	39
Dominion of New Zealand	—	38	1	—	—	39	39
Other Non-U.S. Government	268	212	99	94	86	759	751

Non-U.S. Government Securities	$3,096	$1,937	$1,045	$532	$239	$6,849	$6,765
Eurozone Non-U.S. Corporate (1)	482	354	453	521	460	2,270	2,198
Other Non-U.S. Corporate	664	590	2,331	1,447	595	5,627	5,461

	$4,242	$2,881	$3,829	$2,500	$1,294	$14,746	$14,424

(1)	Excludes United Kingdom

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations.

73% of ACE’s non-U.S. fixed income portfolios are denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is high at A and 54% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 4	Page 17

ACE Limited Investment Portfolio—5 (in millions of U.S. dollars) (Unaudited)

Eurozone Non-U.S. Fixed Income Portfolio (Excluding United Kingdom)

June 30, 2013

	Market Value by Industry					Amortized Cost
	Bank	Financial	Industrial	Utility	Total
Netherlands	$195	$123	$332	$160	$810	$780
France	116	35	183	154	488	476
Luxembourg	9	5	255	78	347	339
Germany	204	—	62	5	271	263
Euro Supranational	131	—	—	—	131	127
Ireland	12	1	100	12	125	120
Belgium	10	—	36	—	46	45
Finland	10	—	10	3	23	22
Austria	19	—	3	—	22	20
Spain	6	—	—	—	6	6
Portugal	—	—	1	—	1	—

Eurozone Non-U.S. Corporate Securities	$712	$164	$982	$412	$2,270	$2,198

Note: ACE has no investments in Greece and Italy.

Top 10 Exposures—Eurozone Banks (Excluding United Kingdom)

June 30, 2013	Market Value	Amortized Cost	Rating
KFW	$135	$131	AAA
Rabobank Nederland NV	109	104	AA-
European Investment Bank	103	100	AAA
Bank Nederlandse Gemeenten	40	39	AAA
Credit Agricole Groupe	34	34	A
BNP Paribas SA	32	31	A+
Erste Abwicklungsanstalt	24	23	AA-
Groupe BPCE	24	23	A
Societe Generale SA	18	17	A
EUROFIMA	16	15	AA+

Top 10 Exposures—Eurozone Corporate (Excluding United Kingdom)

June 30, 2013	Market Value	Amortized Cost	Rating
Intelsat SA	$90	$88	B
Electricite de France SA	89	87	A+
Royal Dutch Shell PLC	71	69	AA
ING Groep NV	71	68	A
Deutsche Telekom AG	64	59	BBB+
LyondellBasell Industries NV	56	51	BBB-
France Telecom SA	40	39	BBB+
NIBC Holding NV	33	32	BBB-
Porsche Automobil Holding SE	32	32	A-
General Electric Co	31	29	AA+

Investments 5	Page 18

ACE Limited Investment Portfolio—6 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures—Fixed Maturity Investments

	June 30, 2013	Market Value	Rating
1	JP Morgan Chase & Co	$479	A
2	Goldman Sachs Group Inc	430	A-
3	General Electric Co	388	AA+
4	Citigroup Inc	303	A-
5	Bank of America Corp	274	A-
6	Morgan Stanley	269	A-
7	Verizon Communications Inc	246	A-
8	Wells Fargo & Co	236	A+
9	AT&T INC	212	A-
10	HSBC Holdings Plc	207	A+
11	Comcast Corp	185	A-
12	Mondelez International Inc	154	BBB
13	Anheuser-Busch InBev NV	144	A
14	BP Plc	132	A
15	Pfizer Inc	123	AA
16	Time Warner Cable Inc	120	BBB
17	Duke Energy Corp	116	BBB+
18	Barclays Plc	114	A
19	American Express Co	111	BBB+
20	Enterprise Products Partners LP	110	BBB+
21	Rabobank Nederland NV	109	AA-
22	Philip Morris International Inc	108	A
23	Royal Bank of Scotland Group Plc	106	A-
24	UBS AG	103	A
25	Twenty-First Century Fox Inc	98	BBB+

Investments 6	Page 19

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended June 30, 2013			Six months ended June 30, 2013
	Net Realized	Net Unrealized		Net Realized	Net Unrealized
	Gains	Gains	Net	Gains	Gains	Net
	(Losses) (1)	(Losses)	Impact	(Losses) (1)	(Losses)	Impact
Fixed maturities	$31	$(1,466)	$(1,435)	$67	$(1,657)	$(1,590)
Fixed income derivatives	40	—	40	58	—	58

Total fixed maturities	71	(1,466)	(1,395)	125	(1,657)	(1,532)

Public equity	7	(57)	(50)	6	(43)	(37)
Private equity	8	15	23	36	40	76

Total equity	15	(42)	(27)	42	(3)	39

Mark-to-market gains from derivative transactions (2)	32	—	32	110	—	110
Foreign exchange gains (2)	(5)	—	(5)	71	—	71
Other	—	—	—	—	1	1
Partially-owned entities (3)	3	—	3	7	—	7
Income tax expense (benefit)	15	(288)	(273)	47	(344)	(297)

Net gains (losses)	$101	$(1,220)	$(1,119)	$308	$(1,315)	$(1,007)

(1)	Other-than-temporary impairments for the quarter includes $6 million for fixed maturities and $1 million for private equity. Year to date other-than-temporary impairments includes $7 million of fixed maturities, $2 million for private equity, and $1 million for public equity.
(2)	Includes $33 million of realized gains from variable annuity reinsurance for the quarter which comprises $101 million in mark-to-market gains from derivative transactions, net of $68 million of losses on applicable hedges. For the year, the $111 million of realized gains from variable annuity reinsurance comprises $429 million in mark-to-market gains from derivative transactions, net of $318 million losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the year were $41 million.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended June 30, 2012			Six months ended June 30, 2012
	Net Realized	Net Unrealized		Net Realized	Net Unrealized
	Gains	Gains	Net	Gains	Gains	Net
	(Losses) (4)	(Losses)	Impact	(Losses) (4)	(Losses)	Impact
Fixed maturities	$68	$251	$319	$102	$494	$596
Fixed income derivatives	(49)	—	(49)	(7)	—	(7)

Total fixed maturities	19	251	270	95	494	589

Public equity	(5)	(9)	(14)	(4)	29	25
Private equity	(6)	16	10	17	23	40

Total equity	(11)	7	(4)	13	52	65

Mark-to-market gains from derivative transactions (5)	(396)	—	(396)	(204)	—	(204)
Foreign exchange losses (5)	(9)	—	(9)	(14)	—	(14)
Other	3	(3)	—	1	1	2
Partially-owned entities (6)	1	—	1	(6)	—	(6)
Income tax expense	22	47	69	28	96	124

Net gains (losses)	$(415)	$208	$(207)	$(143)	$451	$308

(4)	Other-than-temporary impairments for the quarter includes $1 million for fixed maturities, $5 million for private equity, and $4 million for public equity. Year to date other-than-temporary impairments includes $8 million of fixed maturities, $7 million for private equity, and $5 million for public equity.
(5)	Includes $397 million of realized losses from variable annuity reinsurance for the quarter which comprises $467 million in mark-to-market losses from derivatives transactions, net of $70 million of gains on applicable hedges. The variable annuity reinsurance foreign exchange losses for the quarter were $29 million. For the year, the $200 million of realized losses from variable annuity reinsurance comprises $39 million in mark-to-market losses from derivative transactions, and $161 million losses on applicable hedges. The variable annuity reinsurance foreign exchange gains for the year were $6 million.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 20

ACE Limited Capital Structure (in millions of U.S. dollars, except ratios) (Unaudited)

	June 30	March 31	December 31	December 31
	2013	2013	2012	2011
Total short-term debt (1) (2)	$1,901	$1,402	$1,401	$1,251
Total long-term debt	3,807	4,307	3,360	3,360

Total debt	$5,708	$5,709	$4,761	$4,611

Total trust preferred securities	$309	$309	$309	$309

Total shareholders’ equity	$27,295	$27,942	$27,531	$24,332

Total capitalization	$33,312	$33,960	$32,601	$29,252
Tangible capital (3)	$27,917	$29,051	$27,626	$24,453
Leverage ratios
Debt/ total capitalization	17.1%	16.8%	14.6%	15.8%
Debt plus trust preferred securities/ total capitalization	18.1%	17.7%	15.6%	16.8%
Debt/ tangible capital	20.4%	19.7%	17.2%	18.9%
Debt plus trust preferred securities/ tangible capital	21.6%	20.7%	18.4%	20.1%

Note: As of June 30, 2013, there was $1.3 billion usage of credit facilities on a total commitment of $1.9 billion.

(1)	Repurchase agreements in the amount of $851 million matured during the quarter, and there were new repurchase agreements in the amount of $850 million.
(2)	In June 2013, we reclassified $500 million of 5.875 percent senior notes, due to mature in less than one year (June 2014), from Long-term debt to Short-term debt.
(3)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 21

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended June 30		Six months ended June 30
	2013	2012	2013	2012
Numerator
Operating income to common shares	$790	$743	$1,536	$1,444
Net realized gains (losses), net of income tax	101	(415)	308	(143)

Net income	$891	$328	$1,844	$1,301

Rollforward of Common Shares Outstanding
Shares—beginning of period	340,045,256	338,653,382	340,321,534	336,927,276
Repurchase of shares	(654,776)	—	(2,463,076)	(100,000)
Shares issued, excluding option exercises	117,445	87,454	1,064,981	1,124,163
Issued for option exercises	578,344	320,049	1,162,830	1,109,446

Shares—end of period	340,086,269	339,060,885	340,086,269	339,060,885

Denominator
Weighted average shares outstanding	341,047,290	339,766,067	340,913,450	339,164,449
Effect of other dilutive securities	3,053,975	2,907,971	3,120,263	3,006,950

Adj. wtd. avg. shares outstanding and assumed conversions	344,101,265	342,674,038	344,033,713	342,171,399

Basic earnings per share
Operating income	$2.31	$2.18	$4.50	$4.25
Net realized gains (losses), net of income tax	0.30	(1.22)	0.91	(0.42)

Net income	$2.61	$0.96	$5.41	$3.83

Diluted earnings per share
Operating income	$2.29	$2.17	$4.46	$4.22
Net realized gains (losses), net of income tax	0.30	(1.21)	0.90	(0.42)

Net income	$2.59	$0.96	$5.36	$3.80

Earnings per share	Page 22

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). Life underwriting income includes net investment income and gains (losses) from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

We provide financial measures such as gross written premiums, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C expense ratio excluding A&H, excludes the impact of our A&H business from our consolidated expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Loss and loss expense ratio excluding the impact of catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The loss ratio numerator includes Losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Combined ratio excluding catastrophe losses and PPD is a non-GAAP financial measure. The ratio numerator includes losses and loss expenses, policy acquisition costs, and administrative expenses adjusted to exclude catastrophe losses and PPD. The ratio denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected and net earned premium adjustments on loss sensitive policies. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Life net premiums written and deposits collected, excluding life reinsurance, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are properly not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our Life business because new life deposits are an important component of production and key to our efforts to grow our business. However, we exclude results associated with life reinsurance as there is no new life reinsurance business currently being written.

Operating return on equity (ROE) or ROE calculated using income excluding net realized gains (losses) is an annualized non-GAAP financial measure. The ROE numerator includes income adjusted to exclude net realized gains (losses), net of tax. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate, multiply by four. Operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

Operating income or Income excluding net realized gains (losses), net of tax, is a common performance measurement for insurance companies and non-GAAP financial measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Operating income or Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on net realized gains (losses). The denominator excludes net realized gains (losses), before tax. We exclude net realized gains (losses) and the related tax impact because these amounts are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 25. Tangible book value per common share excluding 2013 acquisitions is shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding. The numerator adds back the goodwill and other intangible assets related to the 2013 acquisitions of Fianzas Monterrey and ABA Seguros in order to control for the distortive effect of acquisitions.

Reconciliation Non-GAAP	Page 23

ACE Limited Non-GAAP Financial Measures—2 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

The following table presents the reconciliation of Net income to Operating income:

						YTD	YTD	Full Year
	2Q-13	1Q-13	4Q-12	3Q-12	2Q-12	2013	2012	2012
Net income, as reported	$891	$953	$765	$640	$328	$1,844	$1,301	$2,706
Net realized gains (losses)	104	206	272	(60)	(394)	310	(134)	78
Net realized gains (losses) in other income (expense) (1)	12	33	23	20	1	45	19	62
Income tax expense on net realized gains (losses)	15	32	22	8	22	47	28	58

Operating income	$790	$746	$492	$688	$743	$1,536	$1,444	$2,624

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

						YTD	YTD	Full Year
	2Q-13	1Q-13	4Q-12	3Q-12	2Q-12	2013	2012	2012
Tax expense (benefit), as reported	$115	$122	$(135)	$147	$148	$237	$258	$270
Tax expense on net realized gains (losses)	15	32	22	8	22	47	28	58

Tax expense (benefit), adjusted	$100	$90	$(157)	$139	$126	$190	$230	$212

Income before tax, as reported	$1,006	$1,075	$630	$787	$476	$2,081	$1,559	$2,976
Less: realized gains (losses)	104	206	272	(60)	(394)	310	(134)	78
Less: realized gains (losses) in other income (expense)	12	33	23	20	1	45	19	62

Operating income before tax	$890	$836	$335	$827	$869	$1,726	$1,674	$2,836

Effective tax rate	11.5%	11.3%	-21.4%	18.7%	31.0%	11.4%	16.6%	9.1%
Adjustment for tax impact of net realized gains (losses)	-0.3%	-0.5%	-25.4%	-2.0%	-16.4%	-0.4%	-2.8%	-1.6%

Operating effective tax rate	11.2%	10.8%	-46.8%	16.7%	14.6%	11.0%	13.8%	7.5%

The following table presents the reconciliation of ROE to Operating ROE:

			YTD	YTD	Full Year
	2Q-13	2Q-12	2013	2012	2012
Net income	$891	$328	$1,844	$1,301	$2,706
Operating income	$790	$743	$1,536	$1,444	$2,624
Equity—beginning of period, as reported	$27,942	$25,431	$27,531	$24,332	$24,332
Less: unrealized gains (losses) on investments, net of deferred tax	2,538	1,958	2,633	1,715	1,715

Equity—beginning of period, as adjusted	$25,404	$23,473	$24,898	$22,617	$22,617

Equity—end of period, as reported	$27,295	$25,762	$27,295	$25,762	$27,531
Less: unrealized gains (losses) on investments, net of deferred tax	1,318	2,166	1,318	2,166	2,633

Equity—end of period, as adjusted	$25,977	$23,596	$25,977	$23,596	$24,898

Average equity, as reported	$27,619	$25,597	$27,413	$25,047	$25,932
Average equity, as adjusted	$25,691	$23,535	$25,438	$23,107	$23,758
Operating ROE	12.3%	12.6%	12.1%	12.5%	11.0%
ROE	12.9%	5.1%	13.5%	10.4%	10.4%

Reconciliation Non-GAAP 2	Page 24

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	June 30	March 31	December 31	June 30
	2013	2013	2012	2012
Shareholders’ equity	$27,295	$27,942	$27,531	$25,762
Less: goodwill and other intangible assets	5,395	4,909	4,975	4,826

Numerator for tangible book value per share	$21,900	$23,033	$22,556	$20,936

Book value—% change over prior quarter	-2.3%	1.5%	2.1%	1.3%
Tangible book value—% change over prior quarter	-4.9%	2.1%	2.7%	1.8%
Denominator	340,086,269	340,045,256	340,321,534	339,060,885

Book value per common share	$80.26	$82.17	$80.90	$75.98
Tangible book value per common share	$64.40	$67.74	$66.28	$61.75
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$27,942	$27,531	$26,963	$25,431
Operating income	790	746	492	743
Net realized gains (losses), net of tax	101	207	273	(415)
Net unrealized gains (losses), net of tax	(1,220)	(95)	(70)	208
Repurchase of shares	(58)	(154)	—	—
Dividend declared on common shares	(174)	(168)	(168)	(168)
Cumulative translation, net of tax	(168)	(156)	(37)	(79)
Pension liability	(2)	14	(20)	—
Other (1)	84	17	98	42

	$27,295	$27,942	$27,531	$25,762

(1)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 25

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate and Other.

Operating return on equity (ROE) or ROE calculated using income excluding net realized gains (losses): Operating income or Income excluding net realized gains (losses), net of tax, divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments, net of tax. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on net realized gains (losses) divided by income excluding net realized gains (losses) before tax.

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less losses and loss expenses, policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP.

NM: Not meaningful.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Glossary	Page 26